UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 16, 2012

HEELYS, INC.
(Exact name of registrant as specified in its charter)

Delaware		75-2880496
(State or other jurisdiction of incorporation or organization)	Commission File No.: 001-33182	(IRS Employer Identification No.)

3200 Belmeade Drive, Suite 100, Carrollton, Texas 75006
(Address of principal executive offices and zip code)

(214) 390-1831
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2012 Management Incentive Plan

On March 16, 2012, the Board of Directors (the “Board”) of Heelys, Inc. (the “Company”), upon recommendation of the Compensation Committee of the Board (the “Compensation Committee”), approved the Heelys, Inc. 2012 Management Incentive Plan (the “MIP”).  The MIP sets forth the criteria for payments of cash bonuses to the Company’s executive officers for service in fiscal 2012.  Awards under the MIP will be made pursuant to the Company’s form of Award Agreement for awards under the MIP (the “MIP Award Agreement”).

The MIP Award Agreement assigns a specific target bonus to each participant.  The target bonus for the Company’s Chief Executive Officer is 50% of his 2012 base salary and the target bonus for the Company’s Chief Financial Officer is 30% of his 2012 base salary.

Under the MIP, bonus payout amounts generally will be a percentage of each participant’s respective target bonus, and will vary depending on the Company’s financial performance.  The MIP divides the Company’s financial performance into three levels:  At the “threshold” level, the participant will be eligible for 68.75% of his target bonus; at the “target” level, the participant will be eligible for 100% of his target bonus; and at the “maximum” level, the participant will be eligible for 200% of his target bonus.  Bonus payout opportunities at each level (i.e., threshold, target, and maximum) are based 25% on the Company’s net sales and 75% on its profit before tax.  The Compensation Committee may, in its discretion, adjust the payout opportunities under the MIP to reflect any extraordinary changes which may occur in 2012, such as changes in accounting practices, tax, regulatory or other laws or regulations, or economic changes not in the ordinary course of business cycles.

The Board retains discretion to decrease the bonus payout amounts by up to 20% based on its subjective assessment of the participant’s performance and contribution to achieving the Company’s financial performance levels.

The amounts payable under the MIP are not determinable at present. However, if, during fiscal 2012, the Company’s financial performance reaches the threshold level for both net sales and profit before tax, the maximum bonuses available to our Chief Executive Officer (Thomas C. Hansen) and Chief Financial Officer (Craig D. Storey), assuming their 2012 base salaries are not increased, will be $150,820 and $43,324, respectively.  If the Company’s financial performance reaches the target level in 2012 for both net sales and profit before tax, the maximum bonuses available to Messrs. Hansen and Storey, assuming their 2012 base salaries are not increased, will be $219,375 and $61,562, respectively.  If the Company reaches the maximum level in 2012 for both net sales and profit before tax, the maximum bonuses available to Messrs. Hansen and Storey, assuming their 2012 base salaries are not increased, will be $438,750 and $123,124, respectively.

Under the MIP Award Agreement, each participant must be employed by the Company on the last day of fiscal 2012 to be eligible to receive a bonus payout amount under the MIP.  However, if the participant experiences a termination of his Continuous Service (as defined in the MIP) during fiscal 2012 due to the occurrence of death or Disability (as defined in the Plan) on or after July 1, 2012, the participant will remain eligible for a bonus payout under the MIP; provided, that at least one of the performance levels achieved for 2012 meets the threshold value set forth in the participant’s MIP Award Agreement; and provided further that the amount of bonus payout under the MIP in such circumstances will be determined by multiplying the total bonus payout amount for such year by a fraction, the numerator of which is the number of days in 2012 that the participant was employed (including the date of termination) and the denominator of which is 365.

If the Company experiences a Change in Control (as defined in the MIP), the bonus payout amounts under the MIP will be calculated as if 100% of the target level of performance had been reached notwithstanding the Change in Control.  Payment of any accelerated bonus payout amounts under the MIP will be in cash in a single lump sum within ninety (90) days following the date of the Change in Control, with the exact date of payment determined by the Company.

Because the MIP is intended to align the interests of the participant and the Company’s stockholders, the Compensation Committee may, upon certain events specified in the MIP, in its discretion, disqualify the participant from earning or receiving payment, in whole or in part, of a bonus payout amount under the MIP.  The Compensation Committee may require a participant to reimburse the Company in the event a bonus payout amount under the MIP is paid to a participant based on achievement of financial results that are subsequently the subject of restatement on account of the participant’s intentional misconduct.

The foregoing descriptions of the MIP and the form of MIP Award Agreement are qualified in their entirety by reference to the full text of the MIP and the form of MIP Award Agreement, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, the terms of which are incorporated herein by reference.

2012 Long-Term Management Incentive Plan

On March 16, 2012, the Board, upon recommendation of the Compensation Committee, approved the Heelys, Inc. 2012 Long-Term Management Incentive Plan (the “LTMIP”).  The LTMIP sets forth the criteria for payments of cash bonuses to the Company’s executive officers for achievement of certain performance criteria during the period commencing January 1, 2012 and ending December 31, 2014 (the “LTMIP Performance Period”).  Awards under the LTMIP will be made pursuant to the Company’s form of LTMIP Award Agreement (the “LTMIP Award Agreement”).

The LTMIP assigns a specific target bonus to each participant.  The target bonus for each of the Company’s Chief Executive Officer and Chief Financial Officer is aproximately12.5% of his respective total compensation for 2012.

Under the LTMIP, bonus payout amounts generally will be a percentage of each participant’s respective target bonus and subject to performance criteria based on earnings per share (“EPS”) of the Company during the LTMIP Performance Period.  EPS will be determined by dividing the Company’s consolidated net income or loss by the number of basic common shares of the Company for each of the twelve-month periods commencing January 1 and ending December 31 for 2012, 2013 and 2014 (each, an “LTMIP Performance Year”).  The amounts necessary to calculate EPS for each LTMIP Performance Year will be determined in accordance with GAAP, and, to the extent possible, based on disclosures in the Company’s consolidated financial statements.  In addition, the Compensation Committee may, in its discretion, adjust the payout opportunities under the LTMIP to reflect any extraordinary changes which may occur in 2012, 2013 or 2014, such as changes in accounting practices, tax, regulatory or other laws or regulations, or economic changes not in the ordinary course of business cycles.

If at the end of the LTMIP Performance Period, the participant’s Continuous Service (as defined in the LTMIP) has not been terminated and at least the “threshold” performance level (based on EPS during each LTMIP Performance Year) has been achieved for at least one of the LTMIP Performance Years, a portion of the participant’s target bonus will be earned.  The calculation of the percentage of target bonus that will be earned at the end of the LTMIP Performance Period will be based on an average of the EPS performance level achieved during each LTMIP Performance Year.  The LTMIP divides the Company’s financial performance into three levels:  At the “threshold” level, the participant will be eligible for 50% of his target bonus; at the “target” level, the participant will be eligible for 100% of his target bonus; and at the “maximum” level, the participant will be eligible for 200% of his target bonus.

The amounts payable under the LTMIP are not determinable at present.  However, if the threshold level is reached during each of the LTMIP Performance Years, the maximum bonuses available to our Chief Executive Officer (Thomas C. Hansen) and Chief Financial Officer (Craig D. Storey), assuming their 2012 base salaries are not increased and that the threshold level under the MIP is reached, will be $97,952 and $41,204, respectively.  If the target level is reached in each of the LTMIP Performance Years, the maximum bonuses available to Messrs. Hansen and Storey, assuming their 2012 base salaries are not increased and that the target level under the MIP is reached, will be $121,589 and $44,447, respectively.  If the maximum level is reached in each of the LTMIP Performance Years, the maximum bonuses available to Messrs. Hansen and Storey, assuming their 2012 base salaries are not increased and that the maximum level under the MIP is reached, will be $146,155 and $54,567, respectively.

Under the LTMIP Award Agreement, if the participant experiences a termination of his Continuous Service (as defined in the LTMIP) during the LTMIP Performance Period due to the occurrence of death, Disability (as defined in the LTMIP), Retirement or Early Retirement (as defined in the LTMIP Award Agreement), the participant will remain eligible for bonus payouts under the LTMIP with respect to each prior full LTMIP Performance Year in which the participant remained in Continuous Service.  If the participant experiences a termination of his Continuous Service (as defined in the LTMIP) during a LTMIP Performance Year due to the occurrence of death or Disability (as defined in the LTMIP) on or after July 1 of that LTMIP Performance Year, the participant will remain eligible for a bonus payout under the LTMIP; provided, that the EPS performance level achieved for such LTMIP Performance Year is at least the threshold value set forth in the participant’s LTMIP Award Agreement; and provided further that the amount of bonus payout under the LTMIP with respect to each LTMIP Performance Year in such circumstances will be determined by multiplying the performance level percentage achieved for such year by a fraction, the numerator of which is the number of days in the LTMIP Performance Year that the participant was employed (including the date of termination) and the denominator of which is 365.

If the Company experiences a Change in Control (as defined in LTMIP), the bonus payout amounts for the LTMIP Performance Year in which the Change in Control occurs and any subsequent LTMIP Performance Year in the LTMIP Performance Period shall be calculated as if 100% of the target level of performance had been reached notwithstanding the Change in Control.  The bonus payout amount for any completed LTMIP Performance Year shall be calculated based on the actual level of performance achieved for that completed LTMIP Performance Year.  Payment of any accelerated amounts under the LTMIP will be in cash in a single lump sum within ninety (90) days following the Change in Control, with the exact date of payment determined by the Company.

Because the LTMIP is intended to align the interests of the participant and the Company’s stockholders, the Compensation Committee may, upon certain events specified in the LTMIP, in its discretion, disqualify the participant from earning or receiving payment, in whole or in part, of a bonus payout amount under the LTMIP.  The Compensation Committee may require a participant to reimburse the Company in the event a bonus payout amount under the LTMIP is paid to a participant based on achievement of financial results that are subsequently the subject of restatement on account of the participant’s intentional misconduct.

The foregoing descriptions of the LTMIP and the form of LTMIP Award Agreement are qualified in their entirety by reference to the full text of the LTMIP and the form of LTMIP Award Agreement, copies of which are attached hereto as Exhibit 10.3 and Exhibit 10.4, respectively, the terms of which are incorporated herein by reference.

Restricted Stock Units

On March 16, 2012, the Board, upon recommendation of the Compensation Committee, approved awards (the “Awards”) of restricted stock units (“Units”) to the Chief Executive Officer and the Chief Financial Officer of the Company.  The grant date of the Award will be the third business day after the Company files its Annual Report on Form 10-K for the fiscal year ended December 31, 2011.  The Awards will be subject to the terms and conditions of the Heelys, Inc. 2006 Stock Incentive Plan, as amended and restated effective May 20, 2010 (the “Plan”), and will be made pursuant to the terms of the Company’s form of Restricted Stock Unit Award Agreement (the “RSU Award Agreement”).

The Awards will be subject to performance criteria based on EPS of the Company during the period commencing January 1, 2012 and ending December 31, 2014 (the “RSU Performance Period”).  EPS will be determined by dividing the Company’s consolidated net income or loss by the number of basic common shares of the Company for each of the twelve-month periods commencing January 1 and ending December 31 for 2012, 2013 and 2014 (each, an “RSU Performance Year”).  If at the end of the RSU Performance Period, the participant’s Continuous Service (as defined in the Plan) has not been terminated and at least the threshold performance level (based on EPS during each RSU Performance Year) has been achieved for at least one of the RSU Performance Years, a portion of the Units will vest and, to the extent earned, common stock of the Company will be issued to the participant.  The number of shares of common stock of the Company awarded to a participant will be based on the fair market value of the Company’s common stock on the grant date of the Awards.

The calculation of the number of Units that will vest at the end of the RSU Performance Period will be based on an average of the EPS performance level achieved during each RSU Performance Year.  The RSU Award Agreement will identify three EPS performance levels, with the number of Units subject to vesting expressed as a percentage of a specified target award, as follows:

Threshold EPS Performance Level	Target EPS Performance Level	Maximum EPS Performance Level
(as a % of Target)	(as a % of Target)	(as a % of Target)
50%	100%	200%

The amounts of the Awards are not determinable at present.  However, if the threshold level is reached during each of the RSU Performance Years, the maximum amounts of the Awards available to our Chief Executive Officer (Thomas C. Hansen) and Chief Financial Officer (Craig D. Storey), assuming their 2012 base salaries are not increased and that the threshold level under the MIP is reached, will be $97,952 and $41,204, respectively.  If the target level is reached during each of the RSU Performance Years, the maximum amounts of the Awards available to Messrs. Hansen and Storey, assuming their 2012 base salaries are not increased and that the target level under the MIP is reached, will be $121,589, and $44,447, respectively.  If the maximum level is reached during each of the RSU Performance Years, the maximum amounts of the Awards available to Messrs. Hansen and Storey, assuming their 2012 base salaries are not increased and that the maximum level under the MIP is reached, will be $146,155 and $54,567, respectively.  Because the number of Units granted under the Awards will be based on the market value of the Company’s common stock as of the grant date of the Awards, the actual market value of the Company’s common stock on the payment date may be higher or lower than the foregoing amounts.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Heelys, Inc. 2012 Management Incentive Plan.

10.2	Form of Award Agreement under Heelys, Inc. 2012 Management Incentive Plan.

10.3	Heelys, Inc. 2012 Long-Term Management Incentive Plan.

10.4	Form of Award Agreement under Heelys, Inc. 2012 Long-Term Management Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Heelys, Inc.

Date: March 20, 2012	By:	/s/ Craig D. Storey
Craig D. Storey
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Heelys, Inc. 2012 Management Incentive Plan.

10.2	Form of Award Agreement under Heelys, Inc. 2012 Management Incentive Plan.

10.3	Heelys, Inc. 2012 Long-Term Management Incentive Plan.

10.4	Form of Award Agreement under Heelys, Inc. 2012 Long-Term Management Incentive Plan.